October 2001


Dear Shareholder:

Enclosed is the notice of the Twenty-eighth Annual Shareholders Meeting of Kavilco Incorporated being held on November 10, 2001. Also enclosed are: a proxy and a postage-paid envelope for your convenience in returning your vote.

The purpose for this Annual Meeting is the election of three directors for a three-year term expiring in 2004, or until their successors are elected and qualified, and to ratify the Board of Director's selection of the independent public accountants.

The Bylaws of the corporation state that persons holding at least a majority of the total number of shares of outstanding common stock entitled to vote, must be present either in person or by proxy to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

All Shareholders should complete and mail their proxy even if they plan to attend the meeting. Your proxy can be voted for you if for some reason you are not able to attend the meeting. Pursuant to Section 14c of the Securities and Exchange Act of 1934, any proxy and accompanying materials solicited must first be submitted to the Securities and Exchange Commission for review.

By completing and returning the enclosed proxy, you will authorize John Campbell, Kenneth Gordon and Louis Jones, Sr., a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present.

If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the by-laws, appoint someone else to act as your proxy by giving such person a written authorization to vote your shares of stock on your behalf at the annual meeting. Nominations for all candidates to the Board of Directors must be made at the Annual Shareholders Meeting.

Management does not know of any other matters requiring action at the meeting.

The other members of the Board of Directors and I encourage you to take an interest in the affairs of Kavilco Incorporated. We urge you to attend the Annual Meeting if possible and to vote, either in person or by proxy.

Sincerely,



Louis A. Thompson
President\Chief Executive Officer

                              Kavilco Incorporated

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

On November 10, 2001 the Twenty-eighth Annual Meeting of the Shareholders of Kavilco, Incorporated will be held at the Ted Ferry Civic Center, Ketchikan, Alaska.

Registration will begin at 11:00 a.m. and will close at 12:00 noon.

Meeting begins at 1:00 p.m.

         The meeting is for the following purposes:

         1. To elect three (3) directors of the corporation in the first class.

         2. To ratify the Board of Director's vote for independent public accountants.

         3. To transact any other business that may properly come before the meeting or any adjournment thereof.

Only the Shareholders of record, at the close of business on October 10, 2001, are entitled to vote at this meeting. The stock transfer records of the Corporation will close on that date.

Shareholders should promptly complete, sign and return the enclosed proxy in the postage paid envelope provided, even if they plan to attend the meeting. If you do attend the meeting and wish to vote in person, you may do so even though you have previously signed and mailed a proxy.

The following are the current directors up for re-election:

                               Louis A. Thompson
                                  Laird Jones
                                Melanie Locklear

By Order of the Board of Directors of Kavilco Incorporated,




John Campbell
Secretary

                              KAVILCO INCORPORATED
                                PROXY STATEMENT

This proxy statement furnished accompanying the solicitation of proxies by the Board of Directors of Kavilco, Incorporated (the "Company"), for use at the annual meeting of shareholders being held November 10, 2001, and any adjournments thereof. Shareholders who execute and return proxies may revoke them at any time before voting by notifying Scott Burns, the Chief Financial Officer of the Company. The complete mailing address of the business office of the Company is: Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101. The approximate mailing date of these proxy materials being October 10, 2001, but proxies may also be solicited personally, by telephone, by employees, officers, and agents of the Company. All costs of solicitation of the proxies are borne by the Company.

Only shareholders of record holding Class A shares at the close of business on October 10, 2001, are entitled to vote at the annual meeting. On that date, there were 11,496.83 shares of Class A (voting) stock of the Company outstanding. Each shareholder is entitled to one (1) vote for each share owned and may vote the total number of his/her shares for as many persons as there are directors being elected. Alternatively, shareholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, shareholders may allocate these votes on the same principle among any number of nominees. The management, as of October 10, 2001, knows of no person to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company.

                             ELECTION OF DIRECTORS

The Bylaws of the Company provide that a Board consisting of nine (9) directors manages the business of the Company. The Bylaws further provide for three (3) year terms of office. The election of directors is staggered so that only three
(3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three (3) year term and until their successors are elected and qualified:

                               Louis A. Thompson
                                  Laird Jones
                                Melanie Locklear

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

                     COMPENSATION OF OFFICERS AND DIRECTORS

All cash compensation paid by the Company for the year ended December 31, 2000, to each of the most highly paid executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                            Cash Compensation Table
                            -----------------------

                (A)                 (B)                     (C)
        Name of Individual      Capacities             Cash
        or Number in Group      Which Served           Compensation

        Louis A. Thompson       Chief Executive         $   82,983
                                Officer, President
                                and Director

        Scott Burns             Chief Financial         $   95,597
                                Officer

        All the executive
        officers as a group
        (2 persons)                                     $  178,580

Compensation Pursuant to Plans

The Company has a retirement plan for its employees that is a defined contribution plan with the annual contribution being equal to 20% of the participant's salary.

Compensation of Directors

The Company's directors receive fees, per diem and reimbursement for expenses for attending meetings. Several directors also participate in a Company medical insurance program.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The approval of selection of PricewaterhouseCoopers, LLP as independent public accountants of the Company is voted on by the Board of Directors at their Board meeting prior to the Annual meeting. Shareholders are asked to approve or ratify this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of PricewaterhouseCoopers, LLP as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. PricewaterhouseCoopers, LLP has acted as the Company's independent public accountants since March 18, 1988. No representative of PricewaterhouseCoopers, LLP is expected to be present at the Annual meeting.

PricewaterhouseCoopers, LLP billed the Company $24,019 for the year 2000 for professional services provided by PricewaterhouseCoopers consisting of a thorough examination of the Company's financial statements and supporting records, review of the Company's filings with the Securities and Exchange Commission for the year, as well as income tax consultation and preparation.

                  OUTSTANDING SHARES AND BENEFICIAL OWNERSHIP

On the Record Date, there were 11,496.83 shares of Class A Stock of the Company outstanding. The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A stock as of October 10, 2001:

------------------------  ------ ------------------ ----------- ---------- ------------------------- ---------------
          Name             Age      Positions &     Term        Director    Principal Occupation &       Amount of
                                 Offices with the   Office as     Since     Employment During Past      Beneficial
                                      Company       Director                      Five Years          Ownership/% of
                                                     Expires                                            Class A on
                                                                                                         10/11/00
------------------------  ------ ------------------ ----------- ---------- ------------------------- ---------------
                                 President/CEO
                                 Chairman                                                                   137
Louis A. Thompson         65     Director           2001        1972       Chief Executive Officer         1.20%

                                 Director/Vice                             Chief Engineer                   130
Louis Jones, Sr.          63     President          2003        1979       Alaska Marine Hwy.              1.14%

                                 Director/                                                                  162
John Campbell             32     Secretary          2003        1994       Student, Self-employed          1.42%

                                                                                                            140
Dr. Jeane Breinig         46     Director           2002        1993       UAA, English Professor          1.22%

                                                                                                            100
Kenneth Gordon            41     Director           2003        1994       Aluminum rail distributor/       .87%
                                                                           installer
                                                                                                            150
Ramona Hamar              58     Director           2002        1973       Office Manager                  1.31%

Laird A. Jones            45     Director           2001        1994       Community Director               100
                                                                           Quota Specialist                .87%

                                                                                                            100
Melanie Locklear          32     Director           2001        1997       Business Owner                  .87%

                                                                                                            120
Rosemarie Trambitas       61     Director           2002        1978       Culinary                        1.05%

                                 Chief Financial                           Chief Financial Officer          - 0-
Scott Burns               55     Officer                                   for Kavilco                     - 0-%
                                                                                                     ---------------
All Directors &
Officers as a Group (10                                                                                   1,139
persons)                                                                                                   9.93%
------------------------- ------ ------------------ ----------- ---------- ------------------------- ---------------

The Securities and Exchange Commission defines family relationships as directors and officers that are members of the same household. Accordingly, there are no family relationships between any of the directors or executive officers of the Company.

The Company does not have an auditing, nominating or compensation committee. The

Board of Directors held six regular bimonthly meetings for the year ended December 31, 2000.


                                 OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

                             SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the Company's 2002 annual meeting must be received by the Company at its business office, 600 University Street, Suite 3010, Seattle, Washington 98101, on or before August 1, 2002.

By Order of the Board of Directors


Louis A. Thompson,
President

Seattle, Washington
October 10, 2001

                              KAVILCO INCORPORATED
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 10, 2001

        As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                              CHECK BOX (A) OR (B)


(1)
        (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2004. The undersigned hereby appoints John Campbell, Kenneth Gordon and Louis Jones, Sr., or any of them, Proxies for the undersigned to vote on their behalf.

        (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2004.

                    Nominee          Number of Shares X 3 = Number of Votes Cast

                    Louis A. Thompson   ______________X 3______________
                    Laird Jones         ______________X 3______________
                    Melanie Locklear    ______________X 3______________

(2) To ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Company.

                FOR [   ]           AGAINST [   ]            ABSTAIN [   ]


        The Board of Directors makes the foregoing proposals and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

        Number of shares  _________________   Dated_______________________, 2001



                              X
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